UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)      May 22, 1996
                                                     -------------------------

                                      SB Partners
     -------------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)

       New York                       000-08952                     13-6294787
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     (State or other jurisdiction    (Commission                 (IRS Employer
         of incorporation)           File Number)          Identification No.)

        666 Fifth Avenue, New York, NY                                 10103
     -------------------------------------------------------------------------
        (Address of principal executive offices)                    (Zip Code)

     Registrant's telephone number, including area code     (212) 408-2929
                                                       -----------------------

     -------------------------------------------------------------------------
           (Former name or former address, if changed since last report.)

     Item 2. Disposition of Assets

             As previously reported, cash flow generated by International Jewelry Center, located in Los Angeles, California, had not been sufficient to carry debt service on the mortgage encumbering the property. The Registrant ceased paying scheduled debt service in May 1993, and since then had been paying debt service based on available cash flow from the building. The loan was declared in default by the lender in November 1993, and the lender filed a Notice of Default and Election to Sell on March 3, 1995 and a Notice of Trustee's Sale on April 24, 1996. Under the Agreement for Conveyance of Real Property dated as of May 22, 1996 (the "Agreement"), International Jewelry Associates, LLC, (the "Seller"), the limited liability company wholly owned by the Registrant and formed to hold title to the real property known as International Jewelry Center (the "Property"), conveyed its right, title and interests to the Property to a designee of Teachers Insurance and Annuity Association of America, the lender. Consideration under the Agreement for this conveyance was $238,000, subject to the first leasehold note and deed of trust, the balance of which was $33,898,520, and the designee's assumption of Seller's interest in a ground lease. The Registrant had a gain of approximately $7,530,000 associated with the disposition of the property. This transaction will result in unfavorable tax consequences for some investors.

     Item 7. Financial Statements

             The following pro forma financial statements reflect the disposition of the International Jewelry Center by the Registrant.
         The balance sheet as of the last filing, March 31, 1996 has been restated to reflect the removal of the assets and liabilities of the International Jewelry Center, and the Statements of Operations for both the three months ended March 31, 1996 and the year ended December 31, 1995 have been restated to reflect the results of operations of the Registrant as if the disposition had been consummated at the beginning of the periods presented.

                                                               SB PARTNERS
                                                               -----------
                                                    (a New York limited partnership)
                                                     ------------------------------

                                                         PRO FORMA BALANCE SHEET
                                                         -----------------------
                                                                              MARCH 31,        PRO FORMA          RESTATED
                                                                                1996          ADJUSTMENTS         BALANCE
                                                                             AS REPORTED  (SEE NOTES 2 AND 3)      SHEET
                                                                             -----------   -----------------      --------
      Assets:
        Investments -
          Real Estate, at cost
          Land                                                              $ 12,092,365       $    -0-          $12,092,365
          Buildings, furnishings and improvements                            140,798,188        56,085,787        84,712,401
          Less - accumulated depreciation and valuation allowance            (46,699,900)      (18,418,866)      (28,281,034)
                                                                            ------------       -----------       -----------
                                                                             106,190,653        37,666,921        68,523,732

          Investment in joint venture                                         10,647,788            -0-           10,647,788
                                                                            ------------       -----------       -----------
                                                                             116,838,441        37,666,921        79,171,520
        Other assets-
         Cash and cash equivalents                                             1,196,203           495,131           701,072
         Accounts receivable, accrued interest and other                       5,876,779         1,750,684         4,126,095
                                                                            ------------       -----------       -----------
         Total assets                                                       $123,911,423       $39,912,736       $83,998,687
                                                                            ============       ===========       ===========
     Liabilities:

         Mortgage notes payable                                             $101,713,725       $33,898,520       $67,815,205
         Accounts payable and accrued expenses                                11,312,517        10,012,376         1,300,141
         Tenants security deposits                                             1,315,555         1,017,390           298,165
                                                                            ------------       -----------       -----------
         Total liabilities                                                   114,341,797        44,928,286        69,413,511
                                                                            ------------       -----------       -----------

      Partners' Capital:
      Units of partnership interest without par value;
         Limited partners - 7,753 units                                        9,586,826        (5,014,903)       14,601,729
         General partner - 1 unit                                                (17,200)             (647)          (16,553)
                                                                            ------------       -----------       -----------
                                                                               9,569,626        (5,015,550)       14,585,176
                                                                            ------------       -----------       -----------
               Total liabilities & partners' capital                        $123,911,423       $39,912,736       $83,998,687
                                                                            ============       ===========       ===========

                                        See accompanying notes to pro forma financial statements.




                                                     SB PARTNERS
                                                     -----------
                                           (a New York limited partnership)
                                            ------------------------------

                                          PRO FORMA STATEMENT OF OPERATIONS
                                          ---------------------------------
                                                                               For the Three Months Ended March 31, 1996
                                                                               -----------------------------------------
                                                                                               PRO FORMA         RESTATED
                                                                                 AS           ADJUSTMENTS         INCOME
                                                                              REPORTED    (SEE NOTES 2 AND 3)    STATEMENT
                                                                              --------     -----------------     ---------
      Revenues:
      Rental income                                                          $ 5,288,589       $ 1,756,047       $ 3,532,542
      Interest on short-term investments                                          20,858            -0-               20,858
      Other                                                                      131,473             2,720           128,753
                                                                             -----------       -----------       -----------
          Total revenues                                                       5,440,920         1,758,767         3,682,153
                                                                             -----------       -----------       -----------

      Expenses
      Interest on mortgage notes payable                                       2,379,543         1,062,530         1,317,013
      Real estate operating expenses                                           2,583,677         1,007,504         1,576,173
      Depreciation and amortization                                            1,217,969           502,021           715,948
      Real estate taxes                                                          445,330           145,680           299,650
      Management fees                                                            484,750           122,000           362,750
      Other                                                                      220,112            67,670           152,442
                                                                             -----------       -----------       -----------
          Total expenses                                                       7,331,381         2,907,405         4,423,976
                                                                             -----------       -----------       -----------

               Loss from operations                                           (1,890,461)       (1,148,638)         (741,823)

      Equity in net income of joint venture                                      185,457            -0-              185,457
                                                                             -----------       -----------       -----------

              Net loss                                                        (1,705,004)       (1,148,638)         (556,366)
          Loss allocated to general partner                                         (220)             (148)              (72)
                                                                             -----------       -----------       -----------

          Loss allocated to limited partners                                 $(1,704,784)      $(1,148,490)        $(556,294)
                                                                             ===========       ===========       ===========

       Net Loss Per Unit of Limited Partnership Interest                        $(219.89)         $(148.13)          $(71.75)
                                                                             ===========       ===========       ===========
          Weighted Average Number of Units of Limited
             Partnership Interest Outstanding                                      7,753             7,753             7,753
                                                                             ===========       ===========       ===========

                                        See accompanying notes to pro forma financial statements.

                                                     SB PARTNERS
                                                     -----------
                                           (a New York limited partnership)
                                            ------------------------------

                                          PRO FORMA STATEMENT OF OPERATIONS
                                          ---------------------------------

                                                                                  For the Year Ended December 31, 1995
                                                                                  ------------------------------------
                                                                                               PRO FORMA          RESTATED
                                                                                 AS           ADJUSTMENTS          INCOME
                                                                              REPORTED    (SEE NOTES 2 AND 3)     STATEMENT
                                                                              --------     -----------------      ---------
      Revenues:
      Rental income                                                          $22,618,843       $ 6,769,633       $15,849,210
      Interest on short-term investments                                          73,984             9,518            64,466
      Other                                                                      631,381             9,038           622,343
                                                                             -----------       -----------       -----------
          Total revenues                                                      23,324,208         6,788,189        16,536,019
                                                                             -----------       -----------       -----------

      Expenses
      Interest on mortgage notes payable                                      11,462,066         4,261,797         7,200,269
      Real estate operating expenses                                          10,307,816         3,251,448         7,056,368
      Depreciation and amortization                                            5,176,543         1,827,830         3,348,713
      Real estate taxes                                                        1,936,253           692,359         1,243,894
      Management fees                                                          1,929,127           450,000         1,479,127
      Other                                                                      544,592           141,458           403,134
                                                                             -----------       -----------       -----------
          Total expenses                                                      31,356,397        10,624,892        20,731,505
                                                                             -----------       -----------       -----------

               Loss from operations                                           (8,032,189)       (3,836,703)       (4,195,486)

      Equity in net income of joint venture                                      725,118            -0-              725,118
      Gain on sale of investment in real estate                                3,963,791            -0-            3,963,791
                                                                             -----------       -----------       -----------

              Net income (loss)                                               (3,343,280)       (3,836,703)          493,423
          Income (loss) allocated to general partner                                (431)             (495)               64
                                                                             -----------       -----------       -----------

          Income (loss) allocated to limited partners                        $(3,342,849)      $(3,836,208)      $   493,359
                                                                             ===========       ===========       ===========

       Net Income (Loss) Per Unit of Limited Partnership Interest               $(431.17)         $(494.80)           $63.63
                                                                             ===========       ===========       ===========
          Weighted Average Number of Units of Limited
             Partnership Interest Outstanding                                      7,753             7,753             7,753
                                                                             ===========       ===========       ===========

                                        See accompanying notes to pro forma financial statements.

                                     SB PARTNERS
                                     -----------
                          (a New York limited partnership)
                          --------------------------------

                       NOTES TO PRO FORMA FINANCIAL STATEMENTS
                       ---------------------------------------

     (1) Accounting and Financial Reporting
         ----------------------------------

             The financial statements included herein are unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position and results of operations for the periods presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Registrant's latest quarterly report on Form 10-Q and annual report on Form 10-K.

     (2) Pro Forma Adjustments
         ---------------------

             All the assets and related liabilities of the International Jewelry Center have been removed from the historical financial statements to reflect the disposition of the property. Assets removed include the building and related accumulated depreciation and valuation allowance, and amounts recorded as receivable from tenants. Liabilities removed include the first mortgage secured by the property and the related accrued interest payable, and amounts recorded as tenant security deposits. A receivable for the $238,000 consideration for the transfer of title has been included in the restated balance sheet. The partners' capital accounts are adjusted accordingly.

             All items of income of the property have been removed from the statements of operations for the periods presented, including rental and other income received from tenants and interest earned on short term investments. All expenses relating to the property, including interest accrued on the mortgage, real estate operating expenses and taxes, depreciation, and other expenses have also been removed from the statements of operations. In addition, management fees have been reduced to reflect the disposition of the property. The aforementioned income and expense adjustments have been prepared as if the disposition had taken place at the beginning of the periods presented.

     (3) Gain on Disposition of Investment in Real Estate
         ------------------------------------------------

             The disposition of investment in real estate resulted in a gain of approximately $7,530,000. This gain is not reflected in the pro forma statements of operations. The gain for tax purposes will be computed using the tax basis of the asset disposed, and will differ from the gain reported on the financial statements.







                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      SB Partners
                                        ---------------------------------------
                                                      (Registrant)

                                        By: SB PARTNERS REAL ESTATE CORPORATION
                                            GENERAL PARTNER


     Date   June 6, 1996                 /s/ George N. Tietjen III
          ----------------------------  ---------------------------------------
                                        George N. Tietjen III
                                        Vice-President and Controller